                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          Reported): September 25, 2001

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   333-61840                     13-3320910
-------------------------------     -------------      ------------------------------------
(State or Other Jurisdiction of      (Commission       (I.R.S. Employer Identification No.)
        Incorporation)              File Number)

                                 11 Madison Avenue
                             New York, New York 10010
   -------------------------------------------------------------------------
                     (Address of Principal Executive Offices)
                                     (Zip Code)

        Registrant's telephone number, including area code (212) 325-2000
                                                           ----- --------


--------------------------------------------------------------------------------




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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

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
         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)

         23.1     Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)
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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CREDIT SUISSE FIRST BOSTON
                                                      MORTGAGE SECURITIES CORP.


                                                     By:/s/ Helaine Hebble
                                                        ---------------------
                                                        Name: Helaine Hebble
                                                        Title: Vice President


Dated: September 25, 2001




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                                  Exhibit Index

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
Exhibit                                                                                      Page
-------                                                                                      ----
5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                                   5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)              5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)         5